NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” HAVE BEEN OMITTED FROM THIS EXHIBIT AS THESE PORTIONS ARE NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

Exhibit 10.18

Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT, INCREMENTAL AMENDMENT AND FLOOR PLAN INCREASE

THIS SECOND AMENDMENT TO CREDIT AGREEMENT, INCREMENTAL

AMENDMENT AND FLOOR PLAN INCREASE, dated as of July 12, 2023 (this “Second Amendment”), is made and entered into by and among MARINEMAX, INC., a Florida corporation (the “Borrower Representative”), each of the other Loan Parties party hereto, each of the Lenders party hereto, MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation (the “Administrative Agent”), as Administrative Agent, Swingline Lender and Issuing Bank and WELLS FARGO COMMERCIAL DISTRIBUTION FINANCE, LLC (the “Floor Plan Agent”), as Floor Plan Agent.

RECITALS:

WHEREAS, reference is made to the Credit Agreement dated as of August 8, 2022 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement,” and as amended by this Second Amendment, the “Credit Agreement”), by and among the Borrower Representative, the Loan Parties party thereto, the Lenders party thereto, the Administrative Agent and the Floor Plan Agent;

WHEREAS, it is intended that (a) the Floor Plan Borrowers will obtain a Floor Plan Increase made pursuant to the Existing Credit Agreement and (b) the proceeds from the Floor Plan Increase will be used as described in Section 2.01.12 of the Existing Credit Agreement;

WHEREAS, subject to the terms and conditions of the Existing Credit Agreement, and pursuant to Section 2.22 of the Existing Credit Agreement, (a) the Floor Plan Borrowers have requested that the Floor Plan Lenders increase the Floor Plan Loan Commitments in an aggregate principal amount of $200,000,000, and (b) the Borrowers have requested that the Existing Credit Agreement be amended in the manner provided for herein; and

WHEREAS, (i) each Floor Plan Lender party hereto is willing to increase its respective Floor Plan Loan Commitment by an amount set forth next to its name on Schedule 1.01 attached hereto under the heading “Second Amendment Floor Plan Loan Commitment” and (ii) the Lenders party hereto have agreed to the amendments to the Existing Credit Agreement as set forth herein subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. This Second Amendment is a “Credit Document”, as defined in the Credit Agreement.

LEGAL02/42999293v6

SECTION 2. Second Amendment Floor Plan Loan Commitments.

(a)
As of the Second Amendment Effective Date, each Floor Plan Lender with a Commitment next to its name on Schedule 1.01 hereto under the column “Second Amendment Floor Plan Loan Commitment” (each a “Second Amendment Floor Plan Lender”) agrees to establish or increase its Floor Plan Loan Commitment by an amount equal to the amount next to its name on Schedule 1.01 hereto under the heading “Second Amendment Floor Plan Loan Commitment” (each a “Second Amendment Floor Plan Loan Commitment” and, collectively, the “Second Amendment Floor Plan Loan Commitments”). The parties hereto agree that (i) the Second Amendment Floor Plan Loan Commitments shall be deemed to be “Commitments” and “Floor Plan Loan Commitments” as defined in the Credit Agreement for all purposes of the Credit Documents and (ii) the Second Amendment Floor Plan Lenders shall be deemed to be “Floor Plan Lenders” as defined in the Credit Agreement for all purposes of the Credit Documents.

(b)
Each of the Floor Plan Borrowers and the Second Amendment Floor Plan Lenders hereby agree, that the Second Amendment Floor Plan Loan Commitments shall have terms and provisions identical to those applicable to the Floor Plan Loan Commitments outstanding immediately prior to the Second Amendment Effective Date (the “Existing Floor Plan Loan Commitments”). Notwithstanding anything to the contrary contained herein or in the Credit Agreement, from and after the Second Amendment Effective Date, the Existing Floor Plan Loan Commitments and the Second Amendment Floor Plan Loan Commitments shall constitute a single Class of Floor Plan Loan Commitments for all purposes under the Credit Agreement.

(c)
Each Second Amendment Floor Plan Lender not holding an Existing Floor Plan Loan Commitment (i) confirms that a copy of the Existing Credit Agreement and the other applicable Credit Documents, together with copies of such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Second Amendment and make its Second Amendment Floor Plan Loan Commitment, have been made available to such Second Amendment Floor Plan Lender; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Floor Plan Agent, or any other Lender or agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or the other applicable Credit Documents, including this Second Amendment; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) appoints and authorizes the Floor Plan Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Floor Plan Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (v) acknowledges and agrees that upon the Second Amendment Effective Date such Second Amendment Floor Plan Lender shall be a “Lender” under, and for all purposes of, the Credit Agreement and the other Credit Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

(d)
On the Second Amendment Effective Date, each of the Floor Plan Lenders holding Existing Floor Plan Loan Commitments shall automatically and without further action assign to the Second Amendment Floor Plan Lenders, and the Second Amendment Floor Plan Lenders shall purchase from each of the assigning Floor Plan Lenders holding Existing Floor Plan Loan Commitments immediately prior to such Floor Plan Increase, at the principal amount thereof, such interests in the Floor Plan Loans outstanding on the Second Amendment Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Floor Plan Loans are held by the Floor Plan Lenders ratably in accordance with their Floor Plan Loan Commitment Percentages (after giving effect to the Second Amendment Floor Plan Loan Commitments) in accordance with the provisions of Section 2.01.4.1 of the Credit Agreement.

(e)
With effect from and including the Second Amendment Effective Date and the increase in the Floor Plan Loan Commitments as contemplated hereby, each Floor Plan Lender (other than any Second Amendment Floor Plan Lender), immediately prior to such increase will automatically and without further act be deemed to have assigned to each Second Amendment Floor Plan Lender, and each Second Amendment Floor Plan Lender will automatically and without further act be deemed to have assumed, a portion of such Floor Plan Lender’s participations under the Credit Agreement in outstanding WF Advances such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding participations under the Credit Agreement in WF Advances held by each Floor Plan Lender will equal the percentage of the aggregate Floor Plan Loan Commitments (after giving effect to the Second Amendment Floor Plan Loan Commitments) represented by such Floor Plan Lender’s Floor Plan Loan Commitment (after giving effect to the Second Amendment Floor Plan Loan Commitments, if applicable) in accordance with the provisions of Section 2.01.4.1 of the Credit Agreement.

SECTION 3. Amendments to Existing Credit Agreement. Subject to the terms and conditions set forth herein, the parties hereto agree that the Existing Credit Agreement is hereby amended in the following manner:

(a)
Schedule 1.01 of the Existing Credit Agreement is hereby amended by replacing such Schedule with Schedule 1.01 attached hereto;

(b)
Section 1.01 of the Existing Credit Agreement is hereby amended to delete the definition of “Floor Plan Line of Credit Dollar Cap” and replace in lieu thereof the following new definition:

“Floor Plan Line of Credit Dollar Cap” means Nine Hundred Fifty Million Dollars ($950,000,000.00), as such amount may be decreased in accordance with Section

2.01.17 of this Agreement or increased pursuant to Section 2.22 of this Agreement.

(c)
Section 2.01(a)(iii) of the Existing Credit Agreement is hereby amended by deleting such Section 2.01(a)(iii) in its entirety and replacing in lieu thereof the following:

(iii)
the aggregate outstanding principal amount of advances of proceeds of the Floor Plan Loans (including WF Advances) used to finance (A) Eligible New Floor Plan Units larger than 80 feet shall not exceed $158,333,333; (B) Eligible New Floor Plan Units purchased from a foreign OEM (excluding Eligible New Floor Plan Units manufactured or branded by Azimut and Galeon) shall not exceed $158,333,333; (C) Eligible Used Floor Plan Units shall not exceed $158,333,333 and (D) Eligible Floor Plan Units individually having a value in excess of $750,000 shall not exceed $411,666,667;

The parties hereto acknowledge and agree that this Second Amendment is not a novation of the Existing Credit Agreement, any other Credit Document or of any credit facility or guaranty provided thereunder or in respect thereof. As used in the Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, from and after the Second Amendment Effective Date (as defined below), mean or refer to the Credit Agreement, as further amended, supplemented or modified from time to time in accordance with its terms. As used in any other Credit Document, from and after the Second Amendment Effective Date, all references to the “Credit Agreement” in such Credit Documents shall, unless the context otherwise requires, mean or refer to the Credit Agreement, as further amended, restated, supplemented or otherwise modified from time to time in accordance with its terms.

SECTION 4. Type of Amendments. Except as otherwise set forth herein, each Borrower and the Administrative Agent hereby agree that this Second Amendment shall be deemed to be an “Incremental Amendment” as defined in the Credit Agreement for all purposes of the Credit Documents.

SECTION 5. Conditions Precedent. This Second Amendment and each Second Amendment Floor Plan Lender’s obligation to provide the Second Amendment Floor Plan Loan Commitments, respectively, pursuant to this Second Amendment, shall become effective as of the later of the date on which the following conditions precedent are satisfied and July 18, 2023 (such date, the “Second Amendment Effective Date”):

(a)
The Administrative Agent (or its counsel) shall have received from each Borrower, each other Loan Party, each Second Amendment Floor Plan Lender, the Required Lenders and the Floor Plan Agent a counterpart of this Second Amendment duly executed and delivered on behalf of such party and Notes executed by the Borrowers in favor of each Second Amendment Floor Plan Lender requesting Notes.

(b)
The Administrative Agent shall have received such certificates of resolutions or other organizational action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Second Amendment and the other Credit Documents to which such Loan Party is a party.

(c)
The Administrative Agent shall have received (i) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and (ii) a copy of the Organization Documents, to the extent applicable, certified as of a recent date by the appropriate governmental official, each certified as true and complete by a Responsible Officer of the applicable Loan Party or a certification by a Responsible Officer that such Organization Documents have not been amended or otherwise modified since being previously delivered to the Administrative Agent on the Closing Date.

(d)
The Administrative Agent shall have received a customary legal opinion of counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, in form and substance reasonably satisfactory to the Administrative Agent and the Lenders party hereto.

(e)
The Administrative Agent and Floor Plan Agent shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date and reimbursement or payment of all reasonable and documented out-of-pocket expenses (including reasonable and documented fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party pursuant to the terms of the Credit Agreement.

(f)
The Administrative Agent shall have received a duly completed Compliance Certificate, dated as of the Second Amendment Effective Date, signed by a Responsible Officer of the Borrower Representative certifying that, after giving effect to the Floor Plan Increase on such date, all financial covenants under Sections 6.12 and 6.13 of the Credit Agreement (assuming (i) that the entire amount of such Facility Increase is funded and (ii) that the cash proceeds of such Facility Increase will be excluded for netting purposes in such determination of pro forma compliance with the financial covenants under Sections 6.12 and 6.13) and the Secured Net Leverage Ratio as required pursuant to Section 2.22 of the Credit Agreement are satisfied as of the most recently ended Measurement Period.

(g)
The Administrative Agent shall have received a Beneficial Ownership Certification in relation to each Loan Party or Subsidiary thereof that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation and all information and documentation reasonably required by each Lenders to evidence or facilitate both the Borrower Representative’s and each Lender’s compliance with all applicable laws and regulations, including all “know your customer” rules in effect from time to time pursuant to the Bank Secrecy Act, USA PATRIOT Act and other applicable laws on or prior to the Second Amendment Effective Date in form and substance reasonably satisfactory to the Administrative Agent and the Lenders on or prior to the date which is five (5) Business Days prior to the applicable Second Amendment Effective Date to the extent that the Lenders have reasonably requested such information at least seven (7) Business Days prior to such Second Amendment Effective Date.

The Administrative Agent shall notify the Borrowers and the Lenders of the Second Amendment Effective Date, and such notice shall be conclusive and binding. Without limiting the generality of the provisions of Section 9.02.4 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 5, each Lender that has signed this Second Amendment shall be deemed to have consented to, approved, accepted and to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Second Amendment Effective Date specifying its objections thereto.

SECTION 6. Representations and Warranties. In order to induce the Second Amendment Floor Plan Lenders, the Floor Plan Agent and the Administrative Agent to enter into this Second Amendment and to induce the Second Amendment Floor Plan Lenders to increase their respective Floor Plan Loan Commitments hereunder, each Loan Party hereby represents and warrants to the Second Amendment Floor Plan Lenders, the Floor Plan Agent and the Administrative Agent on and as of the Second Amendment Effective Date that:

(a)
Authorization; No Contravention. The execution and delivery by each Loan Party of this Second Amendment and performance by each Loan Party of this Second Amendment and the Credit Agreement have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) conflict with, constitute a default under or result in any breach of (i) the terms and conditions of the Organization Documents of any Loan Party, or

(ii) any Law or any agreement or instrument or order, writ, judgment, injunction or decree to which any Loan Party is a party or by which it is bound or to which it is subject, which conflict, default or breach would cause a Material Adverse Change, or (b) result in the creation or enforcement of any Lien upon any property (now or hereafter acquired) of any of the Loan Parties (other than Liens securing the Obligations and the Permitted Encumbrances). No event has occurred and is continuing and no condition exists or will exist after giving effect to the Second Amendment which constitutes an Event of Default or a Default.

(b)
Binding Effect. This Second Amendment has been executed and delivered by the respective Loan Parties and will, upon such execution and delivery, constitute the legal, valid and binding obligations of such Loan Parties, enforceable against the respective Loan Parties in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization moratorium or similar Laws affecting the rights of creditors generally and to the effect of general principles of equity whether applied by a court of Law or equity.

(c)
Representations and Warranties. The representations and warranties of the Loan Parties contained in this Second Amendment or in any other Credit Document shall be true and correct in all material respects (and, in the case of any representation or warranty that is qualified by materiality or Material Adverse Change, shall be true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and, in the case of any representation or warranty that is qualified by materiality or Material Adverse Change, shall be true and correct in all respects) as of such earlier date, and except that for purposes of this Section 6(c), the representations and warranties contained in Section 3.08.1 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 5.09.2 and 5.09.3 of the Credit Agreement, respectively (on and after the date that financial statements have been delivered pursuant to such Sections).

SECTION 7. Reaffirmation of Guarantees and Security Interests. Each Loan Party hereby acknowledges its receipt of a copy of this Second Amendment and its review of the terms and conditions hereof and consents to the terms and conditions of this Second Amendment and the transactions contemplated hereby, including the extensions of credit in the form of the Floor Plan Loans made pursuant to the Floor Plan Increase contemplated hereunder. Except as provided in this Second Amendment, including as it relates to the scope of Obligations secured by the Collateral on and after the Second Amendment Effective Date, each Loan Party hereby (a) affirms and confirms its guarantees, pledges, grants and other undertakings under the Existing Credit Agreement, the Guarantee and Collateral Agreement, and the other Credit Documents to which it is a party, (b) agrees that (i) each Credit Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties, including the Floor Plan Lenders, and (c) acknowledges that from and after the date hereof, the Floor Plan Loans made pursuant to the Floor Plan Increase contemplated hereunder in each case from time to time outstanding shall be deemed to be Obligations. In furtherance of the foregoing, each Loan Party party hereto affirms and confirms its guarantee of the Obligations as a “Guarantor” party to the Guarantee and Collateral Agreement.

SECTION 8. Miscellaneous.

(a)
No Waiver. Nothing contained herein shall be deemed to constitute a waiver of compliance with, or consent to any deviation from, any term or condition contained in the Credit Agreement or any of the other Credit Documents except as expressly stated herein, or constitute a course of conduct or dealing among the parties. The Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Credit Documents.

(b)
Fees and Expenses. The Borrowers shall reimburse the Administrative Agent and the Floor Plan Agent for all reasonable and documented out-of-pocket costs and expenses (including all outstanding reasonable and documented attorneys’ fees of counsel to the Administrative Agent and counsel to the Floor Plan Agent) incurred by the Administrative Agent and the Floor Plan Agent in connection with the preparation, negotiation, and execution of this Second Amendment and the other agreements and documents executed and delivered in connection herewith in addition to any other outstanding fees and expenses owing, in each case, in accordance with the terms of the Credit Agreement and incurred prior to the date hereof.

(c)
Release. In consideration of the agreements of Administrative Agent, Floor Plan Agent and each Lender contained in this Second Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower (collectively, the “Releasors”), on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Administrative Agent, Floor Plan Agent and each Lender, each of their successors and assigns, each of their respective affiliates, and their respective affiliates’ present and former shareholders, members, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Administrative Agent, Floor Plan Agent, Lenders and all such other Persons being hereinafter referred to collectively as the “Releasees,” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually a “Claim” and collectively, “Claims”) of every name and nature, either known or unknown, both at law and in equity, which Releasors, or any of them, or any of their successors, assigns or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date hereof, including, without limitation, for or on the account of, or in relation to, or in any way in connection with the Credit Agreement, or any of the other Credit Documents or transactions thereunder or related thereto.

(d)
Governing Law. This Second Amendment and any claims, disputes or causes of action (whether in contract or tort) arising out of or related to this Second Amendment and the transaction contemplated hereby shall be governed by, and construed in accordance with, the Laws of the Governing State.

(e)
JURISDICTION. EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, THE FLOOR PLAN AGENT, ANY LENDER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS SECOND AMENDMENT OR ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING, OR ANY OTHER ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECOND AMENDMENT OR ANY OTHER CREDIT DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SECOND AMENDMENT OR IN ANY OTHER CREDIT DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS SECOND AMENDMENT OR ANY OTHER CREDIT DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(f)
VENUE. EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECOND AMENDMENT OR ANY OTHER CREDIT DOCUMENT IN ANY COURT REFERRED TO IN SECTION 10.20 OF THE CREDIT AGREEMENT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(g)
SERVICE OF PROCESS. EACH LOAN PARTY IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.10 OF THE CREDIT AGREEMENT. NOTHING IN THIS SECOND AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(h)
WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SECOND AMENDMENT OR THE OBLIGATIONS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, ADMINISTRATIVE AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECOND AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(i)
Benefits. This Second Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

(j)
Counterparts and Integration. This Second Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Second Amendment and the other Credit Documents constitute the entire contract among the parties hereto relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 5, this Second Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Second Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be just as effective as the delivery of a manually executed counterpart of this Second Amendment.

[Remainder of this page intentionally left blank]

BORROWER REPRESENTATIVE AND BORROWERS AND GUARANTORS:

MARINEMAX, INC.

By:	/s/ Michael H. McLamb

Michael H. McLamb
Executive Vice President, Chief Financial Officer, and Secretary

BOATING GEAR CENTER, LLC

BOATYARD, LLC

FWW, LLC

[****]

GULFPORT MARINA, LLC

GULFWIND DEVELOPMENT, LLC

KCS INTERNATIONAL INC.

MARINEMAX CHARTER SERVICES, LLC

MARINEMAX EAST, INC.

MARINEMAX KW, LLC

MARINEMAX NORTHEAST, LLC

MARINEMAX PRODUCTS, INC.

MIDCOAST CONSTRUCTION ENTERPRISES LLC

MIDCOAST MARINE GROUP, LLC

MY WEB SERVICES, LLC

N & J GROUP, LLC N & J MEDIA, LLC

NEWCOAST INSURANCE SERVICES, LLC

NISSWA MARINE, LLC

NORTHROP & JOHNSON HOLDING LLC

NORTHROP & JOHNSON YACHTS-SHIPS LLC

NVGH, LLC

PERFECT YACHT CHARTER, LLC

SILVER SEAS CALIFORNIA, INC.

SILVER SEAS YACHTS, LLC

SKIPPER BUD'S OF ILLINOIS, LLC

SKIPPER MARINE, LLC

SKIPPER MARINE OF CHICAGO-LAND, LLC

SKIPPER MARINE OF FOX VALLEY, LLC

SKIPPER MARINE OF MADISON, LLC

SKIPPER MARINE OF MICHIGAN, LLC

SKIPPER MARINE OF OHIO, LLC

US LIQUIDATORS, LLC

By:	/s/ Michael H. McLamb
Michael H. McLamb
President, Secretary, and Treasurer

[Signature Page to Second Amendment to Credit Agreement, Incremental Amendment and Floor Plan Increase]

MARINEMAX SERVICES, INC. NEWCOAST FINANCIAL SERVICES, LLC

By:	/s/ Michael H. McLamb
Michael H. McLamb
Vice President, Secretary, and Treasurer

NORTHROP & JOHNSON CALIFORNIA INC.

By:	/s/ Michael H. McLamb
Michael H. McLamb
President, Secretary, and Chief Financial Officer

INTREPID POWERBOATS, INC. INTREPID SOUTHEAST, INC.

By:	/s/ Michael H. McLamb
Michael H. McLamb
Secretary and Treasurer

FAIRPORT YACHT SUPPORT LLC IGY TRIDENT SERVICES LLC IGY-AYH ST. THOMAS HOLDINGS, LLC ISLAND GLOBAL YACHTING LLC YACHT HAVEN USVI LLC YHUSVI MARINA, LLC

By:	/s/ Michael H. McLamb
Michael H. McLamb
Executive Vice President and Secretary

IGY SETE MARINA SAS

By:	/s/ Michael H. McLamb
Michael H. McLamb
Managing Director

RODNEY BAY MARINA LIMITED

By:	/s/ Michael H. McLamb
Michael H. McLamb
Authorized Signatory

NEW WAVE INNOVATIONS, LLC

By:	/s/ Michael H. McLamb
Michael H. McLamb
President and Secretary

BOATZON HOLDINGS LLC

By:	/s/ Michael H. McLamb
Michael H. McLamb
Manager and Secretary

[Signature Page to Second Amendment to Credit Agreement, Incremental Amendment and Floor Plan Increase]

KCS RE ACQUISITION COMPANY, LLC

By:	KCS INTERNATIONAL INC.
Sole Manager

By:	/s/ Michael H. McLamb
Michael H. McLamb
President, Secretary, and Treasurer

WAVE AVIATION, LLC

By:	MARINEMAX EAST, INC.
Sole Manager

By:	/s/ Michael H. McLamb
Michael H. McLamb
President, Secretary, and Treasurer

IGY-RED FROG LLC

By:	ISLAND GLOBAL YACHTING FACILITIES LLC.
Manager

By:	/s/ Michael H. McLamb
Michael H. McLamb
Executive Vice President and Secretary

FRASER YACHTS CALIFORNIA FRASER YACHTS FLORIDA, INC.

By:	/s/ Alessandra Nenci
Alessandra Nenci
Chief Financial Officer

ISLAND GARDENS DEEP HARBOUR. LLC

By:	/s/ Thomas S. Mukamal
Thomas S. Mukamal
President and Chief Executive Officer

CABO MARINA, S DE R.L. DE C.V.

By:	/s/ Thomas S. Mukamal
Thomas S. Mukamal
Chairman

[Signature Page to Second Amendment to Credit Agreement, Incremental Amendment and Floor Plan Increase]

REQUIRED FLOOR PLAN LENDERS:

MANUFACTURERS AND TRADERS TRUST COMPANY, in its capacities as Administrative Agent, Swingline Lender, Issuing Bank and as a Lender

	By:	/s/ Matthew Fahey

Matthew Fahey SVP

WELLS FARGO COMMERCIAL DISTRIBUTION FINANCE, LLC, in its capacities as Floor Plan Agent and as a Lender

	By:	/s/ Thomas M. Adamski

Thomas M. Adamski Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Misty C. Johnson

Misty C. Johnson Director

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Sam Scott

Sam Scott Senior Vice President

[SECOND AMENDMENT TO CREDIT AGREEMENT, INCREMENTAL AMENDMENT AND FLOOR PLAN INCREASE]

[SECOND AMENDMENT TO CREDIT AGREEMENT,
INCREMENTAL AMENDMENT AND FLOOR PLAN INCREASE)

PNC BANK, N.A., as a Lender

By:	/s/ Carmen Campise Jr.

Carmen Campise Jr.

Senior Vice President

[SECOND AMENDMENT TO CREDIT AGREEMENT, INCREMENTAL AMENDMENT AND FLOOR PLAN INCREASE]

NYCB SPECIALTY FINANCE COMPANY, LLC,

as a Lender

By:	/s/ Mark C. Mazmanian.

Mark C. Mazmanian

First Senior Vice President

BANK OF THE WEST, as a Lender

By:	/s/ Ronald A. DeLucca

Ronald A. Delucca

Vice President

BMO HARRIS BANK N.A., as a Lender

By:	/s/ Johnathan Terrell

Johnathan Terrell

Director
NORTHPOINT COMMERCIAL FINANCE LLC, as a Lender

By:	/s/ Evan Jones

Evan Jones

Chief Risk Officer

[SECOND AMENDMENT TO CREDIT AGREEMENT, INCREMENTAL AMENDMENT AND FLOOR PLAN INCREASE]

[SECOND AMENDMENT TO CREDIT
AGREEMENT, INCREMENTAL AMENDMENT AND FLOOR PLAN INCREASE]

RAYMOND JAMES BANK, as a Lender

By:	/s/ Douglas S. Marron

Name:	Douglas S. Marron
Title:	Senior Vice President
CADENCE BANK, as a Lender

By:	/s/ Leslie Fredericks
Leslie Fredericks
Senior Vice President

COASTAL STATES BANK, as a Lender

By:	/s/ Brian P. Smith

Brian P. Smith

Regional President

[SECOND AMENDMENT TO CREDIT AGREEMENT, INCREMENTAL AMENDMENT AND FLOOR PLAN INCREASE]

Schedule 1.01

Lenders and Commitments

Lender	Total Commitment	Total Commitment Percentage	Floor Plan Loan Commitment (immediately prior to the Second Amendment Effective Date)	Second Amendment Floor Plan Loan Commitment	Floor Plan Loan Commitment Percentage	Term Loan Commitment	Term Loan Commitment Percentage	Revolving Credit Commitment	Revolving Credit Commitment Percentage	Mortgage Loan Commitment	Mortgage Loan Commitment Percentage
Manufacturers and Traders Trust Company	$382,499,370.84	24.677378764%	$127,500,000.00	$39,999,370.84	17.631512720%	$142,192,592.59	35.548148148%	$44,807,407.41	44.807407410%	$28,000,000.00	28.000000000%
Wells Fargo Bank, National Association	$50,000,000.00	3.225806452%	$0	$0	0%	$33,333,333.34	8.333333335%	$8,333,333.33	8.333333330%	$8,333,333.33	8.333333330%
Wells Fargo Commercial Distribution Finance, LLC	$300,000,000.00	19.354838709%	$225,000,000.00	$75,000,000.00	31.578947368%	$0	0%	$0	0%	$0	0%
Bank of America, N.A.	$165,000,000.00	10.645161290%	$75,000,000.00	$30,000,000.00	11.052631579%	$40,000,000.00	10.000000000%	$10,000,000.00	10.000000000%	$10,000,000.00	10.000000000%
PNC Bank, N.A.	$114,815,444.00	7.407448000%	$55,555,555.55	$14,815,444.00	7.407473637%	$29,629,629.63	7.407407408%	$7,407,407.41	7.407407410%	$7,407,407.41	7.407407410%
NYCB Specialty Finance Company, LLC	$114,814,814.81	7.407407407%	$55,555,555.55	$14,814,814.81	7.407407406%	$37,037,037.04	9.259259260%	$0.00	0.000000000%	$7,407,407.41	7.407407410%
Bank of the West	$86,111,111.11	5.555555555%	$41,666,666.66	$11,111,111.11	5.555555555%	$22,222,222.22	5.555555555%	$5,555,555.56	5.555555560%	$5,555,555.56	5.555555560%
BMO Harris Bank N.A.	$57,407,407.39	3.703703703%	$27,777,777.78	$7,407,407.39	3.703703702%	$14,814,814.81	3.703703703%	$3,703,703.71	3.703703710%	$3,703,703.70	3.703703700%
The Huntington National Bank	$50,000,000.00	3.225806452%	$27,777,777.79	$0	2.923976609%	$14,814,814.81	3.703703703%	$3,703,703.70	3.703703700%	$3,703,703.70	3.703703700%
First Horizon Bank	$50,000,000.00	3.225806452%	$27,777,777.78	$0	2.923976608%	$14,814,814.82	3.703703705%	$3,703,703.70	3.703703700%	$3,703,703.70	3.703703700%
Northpoint Commercial Finance, LLC	$45,000,000.00	2.903225806%	$25,000,000.00	$0	2.631578947%	$13,333,333.33	3.333333333%	$3,333,333.33	3.333333330%	$3,333,333.34	3.333333340%
Hancock Whitney Bank	$35,000,000.00	2.258064516%	$10,000,000.00	$0	1.052631579%	$10,400,000.00	2.600000000%	$2,600,000.00	2.600000000%	$12,000,000.00	12.000000000%
BankUnited, N.A.	$30,000,000.00	1.935483871%	$16,666,666.67	$0	1.754385965%	$8,888,888.89	2.222222223%	$2,222,222.22	2.222222220%	$2,222,222.22	2.222222220%
Raymond James Bank	$30,000,000.00	1.935483871%	$13,888,888.89	$5,000,000.00	1.988304094%	$7,407,407.41	1.851851853%	$1,851,851.85	1.851851850%	$1,851,851.85	1.851851850%
Cadence Bank	$25,000,000.00	1.612903226%	$13,888,888.89	$0	1.461988304%	$7,407,407.41	1.851851853%	$1,851,851.85	1.851851850%	$1,851,851.85	1.851851850%
Coastal States Bank	$14,351,851.85	0.925925926%	$6,944,444.44	$1,851,851.85	0.925925925%	$3,703,703.70	0.925925925%	$925,925.93	0.925925930%	$925,925.93	0.925925930%
Total	$1,550,000,000.00	100.000000000%	$750,000,000.00	$200,000,000.00	100.000000000%	$400,000,000.00	100.000000000%	$100,000,000.00	100.000000000%	$100,000,000.00	100.000000000%